FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): September 25, 2001


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-6
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on September 25, 2001. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.40)  September 25, 2001 - Information on Distribution to
                                            Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:  October 15, 2001                   By: /S/Samuel Molinaro
                                              Samuel Molinaro
                                              Treasurer and Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.40)          September 25, 2001 - Information on Distribution to
                                           Certificateholders




         September 25, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.40
                               TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-6







                     Beginning      Pass Thru         Principal     Interest      Total         Ending Cert./
   Type      Class   Cert. Bal.        Rate           Dist. Amt.    Dist. Amt.     Dist.        Notional Bal.
  Senior       A-I    40,758,654      6.96428350%     1,821,495      236,546      2,058,041      38,937,157
               A-II   26,975,319      7.51790990%     1,387,673      168,998      1,556,671      25,587,646
               A-III  18,828,652      6.99145560%        60,839      109,700        170,538      18,767,814
               A-IV   11,996,624      7.36588140%       275,296       73,638        348,934      11,721,328
               A-V    12,205,935      7.61888040%       211,038       77,496        288,534      11,994,897
               B-1     6,377,850      7.19883342%        61,058       38,261         99,319       6,316,792
               B-2     3,188,880      7.19883342%        30,529       19,130         49,659       3,158,351
               B-3     1,913,364      7.19883342%        18,318       11,478         29,796       1,895,046
               B-4     2,295,983      7.19883342%        21,981       13,774         35,754       2,274,002
               B-5     1,403,086      7.19883342%        13,432        8,417         21,850       1,389,653
               B-6     1,916,076      7.19883342%        18,343       11,495         29,838       1,897,733
               R-1             0      6.96428350%             0            0              0            0.00
               R-2             0      6.96428350%             0            0              0            0.00

                     127,575,287                      3,920,001      768,933      4,688,934     123,940,421

